UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	May 26, 2006
(May 26, 2006)

Commission	Name of Registrant, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

______________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[]  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01 Other Events.

The PNM Resources, Inc. (“PNMR”) PNM Direct Plan (“Plan”) allows investors to invest in PNMR common stock, no par value (“Common Stock”), up to a maximum of $10,000 per month, per account, with an initial minimum investment of $50. PNMR may waive the maximum investment limit upon request in individual cases pursuant to the terms of the Plan, as outlined in the Prospectus dated February 19, 2003. The Plan also allows for the reinvestment of dividends paid on PNMR Common Stock held in the Plan. An updated Appendix B, containing the various dates relative to the waiver of the maximum investment limit in 2006 and 2007, is attached as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

EXHIBIT NUMBER	DESCRIPTION
99.1	PNM Resources, Inc. PNM Direct Plan, Appendix B

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
(Registrant)

Date: May 26, 2006	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and Corporate Controller
(Officer duly authorized to sign this report)

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